    As filed with the Securities and Exchange Commission on October 28, 1994
                                                   Registration No. 33-_________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                              ____________________

                            SEAGATE TECHNOLOGY, INC.

             (Exact name of Registrant as specified in its charter)

                   Delaware                               94-2612933
          (State of Incorporation)                      (I.R.S. Employer
                                                       Identification No.)

                                 920 Disc Drive
                        Scotts Valley, California 95066
                                 (408) 438-6550
   (Address and telephone number of Registrant's principal executive offices)
                         ______________________________

                          EMPLOYEE STOCK PURCHASE PLAN

                            (Full Title of the Plan)
                         ______________________________

                                Donald L. Waite
                             Senior Vice President
                            Seagate Technology, Inc.
                                 920 Disc Drive
                        Scotts Valley, California 95066
                                 (408) 438-6550
           (Name, address and telephone number of agent for service)
                         ______________________________

                                    Copy to:

                             CHRIS F. FENNELL, ESQ.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            Professional Corporation
                              650 Page Mill Road
                          Palo Alto, California 94304
                         ______________________________

================================================================================

================================================================================
                        CALCULATION OF REGISTRATION FEE
================================================================================

                                     Proposed        Proposed
  Title of                            Maximum         Maximum
 Securities        Amount            Offering        Aggregate       Amount of
   to be           to be             Price Per       Offering      Registration
 Registered      Registered           Share(1)       Price(1)           Fee

================================================================================

Common Stock,
$.01 par value,
to be issued
under the
Employee Stock
Purchase Plan    2,000,000 shares      $23.8125      $47,625,000      $16,422

================================================================================
(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low price for the Common Stock as reported on the National Market System of the National Association of Securities Dealers Automated Quotation System (NASDAQ) on October 25, 1994.
================================================================================



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
        The contents of the Registrant's Form S-8 Registration Statement (Registration No. 33-43911) dated November 14, 1991 are incorporated herein by reference.

           PART II:  INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8.  Exhibits

               Exhibit
               Number                        Documents
               -------       -----------------------------------------------
                 4.1*     Employee Stock Purchase Plan

                 5.1 Opinion of counsel as to legality of securities being registered

                23.1      Consent of Counsel (contained in Exhibit 5.1)

                23.2      Consent of Independent Auditors

                24.1      Power of Attorney (see page 5)

* Incorporated by reference to exhibits filed in response to Item 30(b), "Exhibits," of the Company's Registration Statement on Form S-1 and Amendment No. 1 thereto (File No. 2-73663), as declared effective by the Securities and Exchange Commission on September 24, 1981.





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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Seagate Technology, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scotts Valley, State of California, on this 27th day of October, 1994.


                                        SEAGATE TECHNOLOGY, INC.


                                        By:  /s/ Alan F. Shugart
                                                 Alan F. Shugart, President,
                                                 Chief Executive Officer and
                                                 Chief Operating Officer





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
                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alan F. Shugart and Donald L. Waite, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


         SIGNATURE                                      TITLE                                    DATE
- ---------------------------                 -----------------------------                  -----------------
 /s/Alan F. Shugart                          President, Chief Executive                     October 27, 1994
- ---------------------------                  Officer, Chief Operating
(Alan F. Shugart)                            Officer and Chairman of the
                                             Board of Directors
                                             (Principal Executive Officer)


 /s/Donald L. Waite                          Senior Vice President,                         October 27, 1994
- ---------------------------                  Finance and Chief Financial
(Donald L. Waite)                            Officer (Principal Financial
                                             and Accounting Officer)


 /s/Gary B. Filler                           Director                                       October 27, 1994
- ---------------------------
(Gary B. Filler)


 /s/Kenneth E. Haughton                      Director                                       October 27, 1994
- ---------------------------
(Kenneth E. Haughton)


 /s/Robert A. Kleist                         Director                                       October 27, 1994
- ---------------------------
(Robert A. Kleist)


 /s/Lawrence Perlman                         Director                                       October 27, 1994
- ---------------------------
(Lawrence Perlman)





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

 /s/Thomas P. Stafford                       Director                                       October 27, 1994
- ---------------------------
(Thomas P. Stafford)


 /s/Laurel L. Wilkening                      Director                                       October 27, 1994
- ---------------------------
(Laurel L. Wilkening)





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
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                 ______________________________________________

                                    EXHIBITS
                 ______________________________________________

                       REGISTRATION STATEMENT ON FORM S-8

                            SEAGATE TECHNOLOGY, INC.

                                OCTOBER 27, 1994

                            SEAGATE TECHNOLOGY, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                 DESCRIPTION
- -------                -----------
   4.1*               Employee Stock Purchase Plan  . . . . . . . . . . . . . . . . . . . .

   5.1                Opinion of counsel as to legality of
                      securities being registered   . . . . . . . . . . . . . . . . . . . .

  23.1                Consent of Counsel (contained in
                      Exhibit 5.1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  23.2                Consent of Independent Auditors   . . . . . . . . . . . . . . . . . .

  24.1                Power of Attorney (contained in page 5)   . . . . . . . . . . . . . .

* Incorporated by reference to exhibits filed in response to Item 30(b), "Exhibits," of the Company's Registration Statement on Form S-1 and Amendment No. 1 thereto (File No. 2-73663), as declared effective by the Securities and Exchange Commission on September 24, 1981.